UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION RE QUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule14a-12
FINANCIAL INVESTORS TRUST
(Name of Registrant as Specified In Its Charter)
___________________________________
(Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to whom transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Financial Investors Trust 1290 Broadway, Suite 1100 Denver, Colorado 80203 tel (855) 828-9909 emeraldmutualfunds.com

August 24, 2018

Dear Valued Shareholder:

As a shareholder of the Emerald Banking and Finance Fund, the Emerald Growth Fund, the Emerald Insights Fund, or the Emerald Small Cap Value Fund (each a “Fund” and collectively, the “Funds”), each a series of Financial Investors Trust (the “Trust”), we mailed you important proxy voting material regarding a proposal for the Funds. According to our records, we have not received your proxy vote. If you have already voted, please disregard this notice and thank you.

At a special meeting to be held on September 14, 2018, shareholders of each Fund will consider a new investment advisory agreement among the Trust, on behalf of each Fund, and Emerald Mutual Fund Advisers. Detailed information about the special meeting and the proposal can be found in the proxy statement, or online at: www.proxyonline.com/docs/EmeraldFunds2018.pdf .

YOUR FUND’S BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL

Voting is easy and fast.

You can vote your proxy using one of the options below:

•	Mail: Sign, date and return the enclosed proxy card in the postage-paid envelope provided.
•	Online: Visit the website indicated on the proxy card.
•	Phone: Call the number on the proxy card. You can speak to a live operator if you need assistance.

For your convenience we have included a copy of your proxy card. By casting your proxy vote now, you ensure your shares are represented and we will not contact you further regarding this proposal.

If you have any questions about this proposal, you may contact your financial advisor or AST Fund Solutions, the proxy solicitation firm, at (877) 283-0321 Extension 12767.

Sincerely,

Kenneth G. Mertz II

President

Emerald Mutual Fund Advisers Trust

Enclosure

12767_AEP_R1_INS

Financial Investors Trust 1290 Broadway, Suite 1100 Denver, Colorado 80203 tel (855) 828-9909 emeraldmutualfunds.com

August 28, 2018

Dear Valued Shareholder:

As a shareholder of the Emerald Banking and Finance Fund, the Emerald Growth Fund, the Emerald Insights Fund, or the Emerald Small Cap Value Fund (each a “Fund” and collectively, the “Funds”), each a series of Financial Investors Trust (the “Trust”), we mailed you important proxy voting material regarding a proposal for the Funds. According to our records, we have not received your proxy vote. If you have already voted, please disregard this notice and thank you.

At a special meeting to be held on September 14, 2018, shareholders of each Fund will consider a new investment advisory agreement among the Trust, on behalf of each Fund, and Emerald Mutual Fund Advisers. Detailed information about the special meeting and the proposal can be found in the proxy statement, or online at: www.proxyonline.com/docs/EmeraldFunds2018.pdf .

YOUR FUND’S BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL

Voting is easy and fast.

You can vote your proxy using one of the options below:

•	Mail: Sign, date and return the enclosed proxy card in the postage-paid envelope provided.
•	Online: Visit the website indicated on the proxy card.
•	Phone: Call the number on the proxy card. You can speak to a live operator if you need assistance.

For your convenience we have included a copy of your proxy card. By casting your proxy vote now, you ensure your shares are represented and we will not contact you further regarding this proposal.

If you have any questions about this proposal, you may contact your financial advisor or AST Fund Solutions, the proxy solicitation firm, at (877) 283-0321 Extension 12.

Sincerely,

Kenneth G. Mertz II

President

Emerald Mutual Fund Advisers Trust

Enclosure

12767_AEP_R1_O

Financial Investors Trust 1290 Broadway, Suite 1100 Denver, Colorado 80203 tel (855) 828-9909 emeraldmutualfunds.com

August 28, 2018

Dear Valued Shareholder:

As a shareholder of the Emerald Banking and Finance Fund, the Emerald Growth Fund, the Emerald Insights Fund, or the Emerald Small Cap Value Fund (each a “Fund” and collectively, the “Funds”), each a series of Financial Investors Trust (the “Trust”), we mailed you important proxy voting material regarding a proposal for the Funds. According to our records, we have not received your proxy vote. If you have already voted, please disregard this notice and thank you.

At a special meeting to be held on September 14, 2018, shareholders of each Fund will consider a new investment advisory agreement among the Trust, on behalf of each Fund, and Emerald Mutual Fund Advisers. Detailed information about the special meeting and the proposal can be found in the proxy statement, or online at: www.proxyonline.com/docs/EmeraldFunds2018.pdf .

YOUR FUND’S BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL

Voting is easy and fast.

You can vote your proxy using one of the options below:

•	Mail: Sign, date and return the enclosed proxy card in the postage-paid envelope provided.
•	Online: Visit the website indicated on the proxy card.
•	Phone: Call the number on the proxy card. You can speak to a live operator if you need assistance.

For your convenience we have included a copy of your proxy card. By casting your proxy vote now, you ensure your shares are represented and we will not contact you further regarding this proposal.

If you have any questions about this proposal, you may contact your financial advisor or AST Fund Solutions, the proxy solicitation firm, at (877) 283-0321.

Sincerely,

Kenneth G. Mertz II

President

Emerald Mutual Fund Advisers Trust

Enclosure

12767_AEP_R1_O